SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM  8-K



                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - September 19, 1994

                       SKYLINE CORPORATION
_________________________________________________________________
      (Exact name of Registrant as specified in its charter)

      Indiana               1-4714               35-1038277
  (State or other      Commission File No.      (IRS Employer
   jurisdiction of                            Identification No.)
   incorporation)


2520 By-Pass Road, Elkhart, Indiana                 465l4
_________________________________________________________________
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code: (219)294-6521

                            No change
_________________________________________________________________
(Former name or former address, if changed since last report)

Item 5.  Other Events

          (a)  The Annual Meeting of Shareholders of Skyline
Corporation was held on September 19, 1994, in Elkhart, Indiana.

          (b)  Names of Directors elected at the meeting:

               Arthur J. Decio
               Terrence M. Decio
               Jerry Hammes
               Ronald F. Kloska
               William H. Lawson
               David T. Link
               Andrew J. McKenna
               William H. Murschel
               Dale Swikert

Directors are elected annually and, therefore, no previous term of office continued after the meeting. Proxies for the meeting were solicited pursuant to Regulation 14A. There was no solicitation in opposition to the management's nominees as listed in the Proxy Statement, and all of such nominees were elected.

          (c)  No other matters were voted upon.

          (d) At the Annual Meeting of the Board of Directors, held immediately after the Annual Meeting of Shareholders on September 19, 1994, the following persons were elected to the offices placed opposite their respective names:

               Arthur J. Decio     Chairman of the Board and
                                   Chief Executive Officer

               William H. Murschel President and Chief
                                   Operations Officer

               Ronald F. Kloska    Vice Chairman and Chief
                                   Administration Officer and
                                   Secretary

               Terrence M. Decio   Senior Executive Vice
                                   President and Assistant
                                   Chief Operations Officer

               Donald A. Barrow    Vice President

               Joseph B. Fanchi    Vice President, Finance and
                                   Treasurer

               James R. Weigand    Corporate Controller

               Linda R. Philippsen Assistant Vice President
                                   and Assistant Secretary


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SKYLINE CORPORATION
                                        (Registrant)



                                        ________________________
                                       (Signature)
                                       Linda R. Philippsen
                                       Assistant Vice President
                                       and Assistant Secretary



Date:  September 20, 1994